=================================================================

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934


                        February 23, 1996
------------------------------------------------------------------
        Date of Report (Date of earliest event reported)


             HEARTLAND WIRELESS COMMUNICATIONS, INC.
------------------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


         Delaware                 0-23694            73-1435149
----------------------------    -----------     -------------------
(State or Other Jurisdiction    (Commission        (IRS Employer
     of Incorporation)          File Number)    Identification No.)


      903 N. Bowser, Suite 140
          Richardson, Texas                            75081
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)


                         (214) 479-9244
      ----------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)


                         Not Applicable
  -------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)


=================================================================

Item 2.   Acquisition or Disposition of Assets.

     Reference is made to that Registration Statement on Form S-4
(Reg. No. 33-65357) filed by Heartland Wireless Communications,
Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission and declared effective thereby on January 26, 1996 (the "Registration Statement").

     Effective February 23, 1996, the Registrant consummated the following five (5) separate, but related, transactions
(collectively, the "Transactions"):

          (i) merger of Heartland Merger Sub, Inc., a wholly owned subsidiary of the Registrant ("Merger Sub"), with and into American Wireless Systems, Inc. ("AWS") pursuant to the Amended and Restated Agreement and Plan of Merger dated as of September 11, 1995 ("AWS Merger Agreement") by and among the Registrant, Merger Sub and AWS;

          (ii) acquisition of substantially all of the assets of Fort Worth Wireless Cable T.V. Associates ("FTW Partnership") pursuant to the Amended and Restated Asset Purchase Agreement dated as of October 4, 1995 ("FTW Agreement") by and between the Registrant and FTW Partnership;

          (iii) acquisition of substantially all of the assets of Wireless Cable TV Associates # 38 ("Minneapolis Partnership") pursuant to the Amended and Restated Asset Purchase Agreement dated as of October 4, 1995 ("Minneapolis Agreement") by and between the Registrant and Minneapolis Partnership;

          (iv) merger of Heartland Merger Sub 2, Inc., a wholly owned subsidiary of the Registrant ("Merger Sub 2") with and into CableMaxx, Inc. ("CMAX") pursuant to the Amended and Restated Agreement and Plan of Merger dated as of September 11, 1995 ("CMAX Merger Agreement") by and among the Registrant, Merger Sub 2 and CMAX;

          (v) acquisition of certain assets of Three Sixty Corp. ("TSC") pursuant to the Amended and Restated Asset Purchase Agreement dated as of October 19, 1995 ("TSC Agreement") by and among the Registrant, TSC and TechniVision, Inc., formerly a subsidiary of TSC that has been merged with and into TSC ("TechniVision").

     Effective February 23, 1996, Merger Sub was merged with and into AWS pursuant to the terms of the AWS Merger Agreement, whereupon AWS became a wholly owned subsidiary of the Registrant. Under the terms of the AWS Merger Agreement, stockholders of AWS received, in the aggregate, 1,307,692 shares of the Registrant's common stock, par value $.001 per share ("Registrant Common Stock"), having an aggregate exchange value of approximately $34 million. As a result, each issued and outstanding share of AWS common stock was converted into the right to receive .22905 shares of Registrant Common Stock having an exchange value of approximately $5.96 per share, of which approximately .02189 shares of

Registrant Common Stock having an exchange value of approximately $0.57 per share will be held in escrow as described in the AWS Merger Agreement. The transactions contemplated by the AWS Merger Agreement will be accounted for by the Registrant under the "purchase method" of accounting. The assets previously held by AWS included minority interests in the wireless cable television systems of Minneapolis, Minnesota, and Fort Worth, Texas (the remaining interests being held by the FTW Partnership and Minneapolis Partnership, respectively) and certain additional rights and properties held in connection with wireless cable television markets located in Dallas, Texas, Los Angeles, California and Memphis, Tennessee (collectively, the "AWS Assets").

Certain of the AWS Assets constitute plant, equipment or other physical property. The Registrant will seek to sell directly to a third party the Los Angeles, California market. The Memphis, Tennessee market is subject to a pending contract of sale to TruVision Cable, Inc. The Dallas, Texas market, and AWS' interest in the Fort Worth, Texas and Minneapolis, Minnesota markets were assigned by the Registrant to CS Wireless Systems, Inc. ("CS Wireless") effective February 23, 1996 pursuant to the terms of the Participation Agreement (the "Participation Agreement") dated December 12, 1995 by and among the Registrant, CAI Wireless Systems, Inc. ("CAI") and CS Wireless. The terms of the AWS Merger Agreement were determined by arms-length negotiations between the parties thereto and no material relationship existed between AWS and the Registrant or any of its affiliates, any directors or officers of the Registrant, or any associate of any such director or officer prior to the consummation thereof.

     Also on February 23, 1996, the Registrant acquired from the FTW Partnership substantially all of the assets of the FTW Partnership pursuant to the terms of the FTW Agreement. Consistent with the terms of the FTW Agreement, the Registrant issued approximately 578,260 shares of Registrant Common Stock having an aggregate exchange value of approximately $13.3 million to the FTW Partnership. The transactions contemplated by the FTW Agreement will be accounted for by the Registrant under the "purchase method" of accounting. The principal asset of the FTW Partnership consisted of a 79.99% interest in a joint venture that owned and operated the wireless cable television system in Fort Worth, Texas (the "FTW Venture Interest"). Accordingly, the FTW Venture Interest does not constitute plant, equipment or physical property.

As the owner of the FTW Venture Interest, the Registrant caused the transfer, together with AWS, of the Fort Worth, Texas market to CS Wireless pursuant to the terms of the Participation Agreement. The terms of the FTW Agreement were determined by arms-length negotiations between the parties thereto and no material relationship existed between FTW Partnership and the Registrant or any of its affiliates, any directors or officers of the Registrant, or any associate of any such director or officer prior to the consummation thereof.

     Also on February 23, 1996, the Registrant acquired from the Minneapolis Partnership substantially all of the assets of the Minneapolis Partnership pursuant to the terms of the Minneapolis Agreement. Consistent with the terms of the Minneapolis Agreement, the Registrant issued approximately 805,695 shares of Registrant Common Stock having an aggregate exchange value of approximately $18.531 million to the Minneapolis Partnership. The transactions contemplated by the Minneapolis Agreement will be accounted for by the Registrant under the "purchase method" of accounting. The principal asset of the Minneapolis Partnership consisted of a 75% membership interest in and to American Wireless Systems of Minneapolis, L.L.C., a limited liability company that owned and operated the wireless cable television system in Minneapolis, Minnesota (the "LLC Interest"). Accordingly, the LLC Interest does not constitute plant, equipment or other physical property. As the owner of the LLC Interest, the Registrant caused the transfer, together with AWS, of the Minneapolis, Minnesota market to CS Wireless pursuant to the terms of the Participation Agreement. The terms of the Minneapolis Agreement were determined by arms-length negotiations between the parties thereto and no material relationship existed between the Minneapolis Partnership and the Registrant or any of its affiliates, any directors or officers of the Registrant, or any associates of any such director or officer prior to the consummation thereof.

     Also on February 23, 1996, Merger Sub 2 was merged with and into CMAX pursuant to the terms of the CMAX Merger Agreement, whereupon CMAX became a wholly owned subsidiary of the Registrant. Under the terms of the CMAX Merger Agreement, the stockholders of CMAX received, in the aggregate, approximately 2,883,573 shares of Registrant Common Stock having an aggregate exchange value of approximately $80.8 million. As a result, each issued and outstanding share of CMAX common stock was converted into the right to receive .3033 shares of Registrant Common Stock having an exchange value of approximately $8.50 per share. The transactions contemplated by the CMAX Merger Agreement will be accounted for by the Registrant under the "purchase method" of accounting. The assets previously held by CMAX included certain rights and properties held in connection with certain wireless cable television markets throughout Texas and in Salt Lake City, Utah (collectively, the "CMAX Assets"). Certain of the CMAX Assets constitute plant, equipment and physical property. With the exception of the San Antonio, Texas and Salt Lake City, Utah markets, which the Registrant has contributed to CS Wireless pursuant to the terms of the Participation Agreement, the CMAX Assets will continue to be used and operated by the Registrant in connection with its wireless cable television business. The terms of the CMAX Merger Agreement were determined by arms-length negotiations between the parties thereto and no material relationship existed between CMAX and the Registrant or any of its affiliates, any directors or officers of the Registrant, or any associate of any such director or officer prior to the consummation thereof. Mr. L. Allen Wheeler, a member of the Board of Directors of the Registrant, was the holder of less than 5% of the shares of CMAX common stock at the time of the merger of Merger Sub 2 with and into CMAX. Mr. Wheeler abstained from participating in, or voting on, the Registrant's deliberations regarding the CMAX Merger Agreement.

     Also on February 23, 1996, the Registrant acquired certain assets from TSC representing substantially all of the assets formerly held by TechniVision. Pursuant to the terms of the TSC Agreement, the Registrant issued to TSC approximately 1,181,944 shares of Registrant Common Stock having an aggregate exchange value of approximately $33.124 million. The transactions contemplated by the TSC Agreement will be accounted for by the Registrant under the "purchase method" of accounting. The assets previously held by TSC included certain rights and properties held in connection with wireless cable television markets in El Paso, Texas, Corpus Christi, Texas and Dayton, Ohio (collectively, the "TSC Assets"). Certain of the TSC Assets constitute plant, equipment and physical property. With the exception of the Dayton, Ohio market, which the Registrant contributed to CS Wireless pursuant to the terms of the

Participation Agreement, the TSC Assets will continue to be used and operated by the Registrant in connection with its wireless cable television business. The terms of the TSC Agreement were determined by arms-length negotiations between the parties thereto and no material relationship existed between TSC and the Registrant or any of its affiliates, any directors or officers of the Registrant, or any associate of any such director of officer prior to the consummation thereof.

     On February 23, 1996, the Registrant issued a news release relating to the Transaction, the form of which is attached as
Exhibit 99.1 and incorporated herein by reference.

     Effective February 23, 1996, immediately following the closing of the Transactions, the Registrant, CAI and CS Wireless, a Delaware corporation and wholly owned subsidiary of CAI, consummated the Participation Agreement pursuant to which the Registrant (or certain of its subsidiaries) contributed or sold to CS Wireless the wireless cable assets and all related liabilities of the following wireless cable television markets (the "Heartland Contributed Assets"):

          (1)  Maysville, Missouri
          (2)  Sweet Springs, Missouri
          (3)  Grand Rapids/Moline, Michigan
          (4)  Bloom Center/Napoleon, Indiana
          (5)  Dallas, Texas
          (6)  Fort Worth, Texas
          (7)  San Antonio, Texas
          (8)  Dayton, Ohio
          (9)  Salt Lake City, Utah
          (10) Minneapolis, Minnesota

     Simultaneously with the contribution and sale of the Heartland Contributed Assets to CS Wireless, CAI (or certain of its subsidiaries) contributed to CS Wireless (directly or by contribution of stock of subsidiaries) the wireless cable television assets associated with the following markets (the "CAI
Contributed Assets"):

          (1)  Stockton/Modesto, California
          (2)  Bakersfield, California
          (3)  Cleveland, Ohio
          (4)  Charlotte, North Carolina

The combination of the Heartland Contributed Assets and the CAI
Contributed Assets in CS Wireless (the "CS Transaction") created a company with approximately 5.7 million line-of-sight households and approximately 55,800 subscribers.

     In connection with the CS Transaction, the Registrant (or its subsidiaries) received (i) shares of CS Wireless common stock constituting approximately 39.76% of the outstanding shares of CS Wireless (35.4% following dilution for certain additional stock issuances) (ii) approximately $28.3 million in cash paid at the closing (iii) a promissory note in the principal sum of $25,000,000 payable on or before nine (9) months from the closing and secured by proceeds of a contemplated issuance by CS Wireless of senior discount notes (which notes have been prepaid by their terms) and
(iv) a promissory note in the sum of $15,000,000 payable ten (10) years from the closing and prepayable from asset sales and certain other events. Following the closing, CAI and the Registrant will complete certain post-closing net working capital calculations. Components of such calculations include the relative accounts payable, accounts receivable and related working capital assets of the contributed systems, the number of granted channels represented and actually contributed to CS Wireless for each market, increase or decrease in the number of subscribers in each contributed system from the number of subscribers stated in the Participation Agreement and related factors. Following the completion of these calculations, payments will be made to or by the parties, depending upon such calculations.

     Also, in connection with the closing of the CS Transaction, CAI, the Registrant and CS Wireless have entered into a stockholders agreement (the "Stockholders Agreement"). The Stockholders Agreement provides, among other things, that the Registrant and CAI will vote their shares of CS Wireless common stock in favor of a Board of Directors of CS Wireless having nine
(9) members consisting of (i) up to four members designated by CAI (provided that at least one of whom may not be an affiliate of either CAI or the Registrant); (ii) up to three members designated by the Registrant (provided at least one of whom may not be an affiliate of either CAI or the Registrant); (iii) the Chief Executive Officer of CS Wireless; and (iv) the Chief Financial Officer of CS Wireless. The Stockholders Agreement and CS Wireless' bylaws further provide that certain major transactions will require the affirmative approval of at least 70% (or seven of nine) of the directors of CS Wireless. The CS Transaction was consummated immediately following consummation of the Transactions.

     The terms of the Participation Agreement were determined by arms length negotiations between the parties thereto and no material relationship existed between CAI, CS Wireless and the Registrant or any of its affiliates, any directors or officers of the Registrant or any associates of any such director or officer prior to the consummation thereof.

     On February 23, 1996, the Registrant issued a news release relating to the CS Transaction, the form of which is attached as
Exhibit 99.2 and incorporated herein by reference.

     On February 27, 1996, the Registrant issued a supplemental news release providing further detail on the Transactions and the CS Transaction, the form of which is attached as Exhibit 99.3 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired

          It is impracticable to provide the financial statements of the businesses acquired and described in Item 2 above at this time. The Registrant intends to prepare the required financial statements and file same under cover of Form 8-K/A as soon as practicable, but no later than May 8, 1996.

          (b)  Pro Forma Financial Information

          It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the transactions described in Item 2 above at this time. The Registrant intends to prepare the required pro forma financial statements and file same under cover of Form 8-K/A as soon as practicable, but not later than May 8, 1996.

          (c)  Exhibits

     Exhibit No.                   Document Description

     2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 11, 1995, by and among American Wireless Systems, Inc., the Registrant and Heartland Merger Sub, Inc. (incorporated by reference from
                              Exhibit 2.22 to the Registrant's
                              Registration Statement on Form S-4,
                              File No. 33-65357 (the "Form S-4")
                              dated January 26, 1996).

     2.2 Amended and Restated Asset Purchase Agreement, dated as of October 4, 1995, by and between the Registrant and Fort Worth Wireless Cable T.V. Associates (incorporated by reference from Exhibit 2.23 to the Registrant's Registration Statement on Form S-4).

     2.3 Amended and Restated Asset Purchase Agreement, dated as of October 4, 1995, by and between the Registrant and Wireless Cable TV Associates No. 38 (incorporated by reference from
                              Exhibit 2.24 to the Registrant's
                              Registration Statement on Form S-4).

     2.4 Amended and Restated Agreement and Plan of Merger, dated as of September 11, 1995, by and among the Registrant, CableMaxx, Inc., and Heartland Merger Sub 2, Inc.
                              (incorporated by reference from
                              Exhibit 2.25 to the Registrant's
                              Registration Statement on Form S-4).

     2.5 Amended and Restated Asset Purchase Agreement, dated as of October 19, 1995, by and among the Registrant, Three Sixty Corp., and Technivision,

                              Inc. (incorporated by reference from
                              Exhibit 2.26 to the Registrant's
                              Registration Statement on Form S-4).

     2.6 Participation Agreement dated as of December 12, 1995, by and among the Registrant, CAI Wireless Systems, Inc. and CS Wireless Systems, Inc. (without exhibits except
                              Stockholders Agreement) (the
                              "Participation Agreement")
                              (incorporated by reference from
                              Exhibit 2.1 to the Registrant's
                              Current Report on Form 8-K, dated
                              December 12, 1996).

     2.7                      Amendment No. 1 to Participation
                              Agreement dated February 22, 1996
                              (filed herewith).

     23.1                     Consent of KPMG Peat Marwick LLP,
                              independent certified public
                              accountants (filed by amendment).

     99.1                     February 23, 1996 Heartland Wireless
                              Communications, Inc. News Release
                              (relating to the Transactions)
                              (filed herewith).

     99.2                     February 23, 1996 Heartland Wireless
                              Communications, Inc. News Release
                              (relating to CS Transaction) (filed
                              herewith).

     99.3 February 27, 1996 Heartland Wireless Communications, Inc. News Release (providing further detail on the Transactions and CS Transaction) (filed herewith).

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND WIRELESS COMMUNICATIONS,
                              INC.


Date:  March 8, 1996          By:  /s/ David D. Hagey
                                   David D. Hagey,
                                   Vice President-Controller

                          EXHIBIT INDEX


Doc. No.  Document Description

2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 11, 1995, by and among American Wireless Systems, Inc., the Registrant and Heartland Merger Sub, Inc. (incorporated by reference from Exhibit 2.22 to the Registrant's Registration Statement on Form S-4, File No. 33-65357 (the "Form S-4") dated January 26, 1996).

2.2 Amended and Restated Asset Purchase Agreement, dated as of October 4, 1995, by and between the Registrant and Fort Worth Wireless Cable T.V. Associates (incorporated by reference from Exhibit 2.23 to the Registrant's Registration Statement on Form S-4).

2.3 Amended and Restated Asset Purchase Agreement, dated as of October 4, 1995, by and between the Registrant and Wireless Cable TV Associates No. 38 (incorporated by reference from Exhibit 2.24 to the Registrant's
          Registration Statement on Form S-4).

2.4 Amended and Restated Agreement and Plan of Merger, dated as of September 11, 1995, by and among the Registrant, CableMaxx, Inc., and Heartland Merger Sub 2, Inc.
          (incorporated by reference from Exhibit 2.25 to the Registrant's Registration Statement on Form S-4).

2.5 Amended and Restated Asset Purchase Agreement, dated as of October 19, 1995, by and among the Registrant, Three
          Sixty Corp., and Technivision, Inc. (incorporated by reference from Exhibit 2.26 to the Registrant's
          Registration Statement on Form S-4).

2.6 Participation Agreement dated as of December 12, 1995, by and among the Registrant, CAI Wireless Systems, Inc. and CS Wireless Systems, Inc. (without exhibits except Stockholder Agreement) (the "Participation Agreement") (incorporated by reference from Exhibit 2.1 to the Registrant's Current Report on Form 8-K, dated December 12, 1996).

2.7 Amendment No. 1 to Participation Agreement dated February 22, 1996 (filed herewith).

23.1 Consent of KPMG Peat Marwick LLP, independent certified public accountants (filed by amendment).

99.1 February 23, 1996 Heartland Wireless Communications, Inc. News Release (relating to the Transactions) (filed herewith).

99.2 February 23, 1996 Heartland Wireless Communications, Inc. news Release (relating to CS Transaction) (filed herewith).

99.3 February 27, 1996 Heartland Wireless Communications, Inc. News Release (providing further detail on the Transactions and CS Transaction) (filed herewith).